ASSIGNMENT

THIS AGREEMENT, made on the 4th day of February, 2002, between:

     Michael Hopley located at 204-4505 12th Avenue, Delta, British Columbia V4M2B2 ("ASSIGNOR")

                                       and

     Harrison Holding's Inc. a Delaware corporation with its principal place if business at 103 East Holly Street, Suite 406, Bellingham, Washington 98225. ("ASSIGNEE")

                                    RECITALS:

A. ASSIGNOR presently is the holder of a 100% interest in that Bill of Sale Absolute dated January 17, 2002 for the interest in Claim HC1, Tenure Number 391432 and Claim HC, Tenure Number 391433 ("Bill of Sale").

B. ASSIGNOR desires to assign to ASSIGNEE such Bill of Sale in consideration of $1.00 and other good and valuable consideration. Therefore, in consideration of the premises and the mutual agreements hereinafter set forth by and between the parties, it is agreed as follows:

     1.0 Assignment. ASSIGNOR agrees to assign all of its rights, title and
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interest the Bill of Sale in consideration of $1.00.

     2.0 Amendments. No amendments or additions to this Agreement shall be
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binding unless in writing, signed by both parties, except as herein otherwise provided.

     3.0 Applicable Law. This Agreement shall be governed in all respects,
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whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of Washington.

     4.0 Severability. The invalidity or unenforceability of any provision in
     ----------------
this Agreement shall not in any way affect the validity or enforceability of any other provision and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had never been in the

Agreement.

     5.0 Notices. Any and all notices required hereunder shall be deemed
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delivered personally or if mailed by registered or certified mail tot he partes at the addresses mentioned above, or at such other address or addresses as either party may hereinafter designate in writing to the other.

     6.0 Entire Agreement. This instrument contains the entire Agreement between
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the parties and supersedes and replaces any and all agreements, written or oral, made at any time between the parties. IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

WITNESS:

/s/ Patrick Stover                          /s/ Michael Hopley
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                                                   MICHAEL HOPLEY

ATTEST:                                     HARRISON HOLDING'S INC.


/s/ Michael Hopley                          By: /s/ Michael Hopley
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